                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 6, 1998





                        WOOLWORTH CORPORATION

             (Exact name of registrant as specified in its charter)



      New York                        No. 1-10299               13-3513936
(State or other jurisdic-            (Commission               (IRS Employer
 tion of incorporation)               File Number)          Identification No.)



233 Broadway, New York, New York                               10279-0003
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code: (212) 553-2000



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Item 5.           Other Events.

                  On April 6, 1998, the Registrant announced that Allan Z. Loren had been elected a director of the Registrant, effective April 8, 1998. Mr. Loren has been elected for a term expiring at the 1998 annual meeting of shareholders of the Registrant. (See Exhibit 99, which, in its entirety, is incorporated herein by reference.)


Item 7.           Financial Statements and Exhibits.

(c)      Exhibits


                  In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 3.


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.



                                                         WOOLWORTH CORPORATION
                                                                 (Registrant)


Date:  April 7, 1998                                 By: /s/GARY M. BAHLER
                                                         -----------------
                                                         Gary M. Bahler
                                                         Vice President, General
                                                         Counsel and Secretary








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                              WOOLWORTH CORPORATION

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K

Exhibit No. in Item 601
   of Regulation S-K                                         Description
   -----------------                                         -----------

           1                                                      *
           2                                                      *
           3                                                      *
           4                                                      *
           5                                                      *
           8                                                      *
           9                                                      *
          10                                                      *
          11                                                      *
          12                                                      *
          13                                                      *
          15                                                      *
          16                                                      *
          17                                                      *
          18                                                      *
          19                                                      *
          20                                                      *
          21                                                      *
          22                                                      *
          23                                                      *
          24                                                      *
          25                                                      *
          26                                                      *
          27                                                      *
          99                                                  News Release Dated
                                                              April 6, 1998


-----------------------------
  * Not applicable.




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